Exhibit 99.13

SEABRIDGE GOLD INC. INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

To complete this Agreement, you must:

1.	Complete and execute the first page following this instruction page.

2.	Complete the applicable schedule(s):

	A.	US Accredited Investors. If you are a resident of or otherwise subject to the securities laws of the United States, complete and execute Schedule A - Certification of U.S. Purchaser Regarding U.S. Securities Law Matters.
	B.	Non US Investors. If you are not a resident of or otherwise subject to the securities laws of the United States, complete and execute Schedule B - Certification of Non-U.S. Purchaser Regarding U.S. Securities Law Matters.
	C.	All Investors. By executing this Agreement, you will be confirming the accuracy of the applicable representations and warranties and other relevant sections of Schedule C.

3.	Pay the Purchase Price and Deliver this Agreement. This signed Agreement including all required Schedules should be sent to Seabridge Gold Inc. along with the aggregate Purchase Price payable in Canadian dollars by certified cheque, bank draft or wire transfer to:

	Wire Instructions:		Issuer’s Contact and Delivery Instructions:

	Bank: Bank transit Number: Institution: SWIFT Code: Account Number: Beneficiary Name:	BANK OF MONTREAL 00022 001 BOFMCAM2 1644630 Seabridge Gold Inc.	Delivery Address: 106 Front Street East, Suite 400 Toronto, ON, Canada M5A 1E1 Telephone Number: 416-367-9292 Email Address: info@seabridgegold.net

The officer of the Issuer who can answer questions about collection of information, as described in paragraph 24 of Schedule to this Agreement, is: C. Bruce Scott, Vice President, Corporate Affairs

SUBSCRIPTION AGREEMENT

TO: SEABRIDGE GOLD INC. (the “Issuer”)		DATE: October 30, 2015

The Securities. The securities being sold pursuant to this Agreement (the “Securities”) consist of common shares of the Issuer at a price of Cdn$8.10 per share.

The undersigned subscriber (the “Subscriber”) hereby irrevocably offers to subscribe for and agrees to purchase from the Issuer the number of Securities set forth below for the total purchase price set forth below (the “Purchase Price”) upon and subject to the terms, conditions, covenants, representations and warranties set forth in either Schedule A or Schedule B hereto, as applicable, and “Terms and Conditions of Subscription for Securities” attached as Schedule C hereto (the “Subscription Terms”). The Subscription Terms and the schedules hereto are expressly incorporated herein.

Number of Securities:	1,500,000	Total Purchase Price:	Cdn$12,150,000

The Subscriber represents and warrants that:

1.	the Subscriber either does not own any securities of the Issuer or beneficially owns (directly or indirectly), or exercises control or direction over the following securities:

Common Shares	7,910,656

Other Securities	-0-
(e.g., Warrants or Options)

2.	the Subscriber is ☒ / is not ☐ (check one) an Insider (as defined on next page) of the Issuer;

3.	the Subscriber is ☐ / is not ☒ (check one) a Registrant (as defined on next page);

4.	if a non-individual, the Subscriber has ☐ / does not have ☐ (check one) a Beneficial Owner (as defined on the next page) and, if it has a Beneficial Owner, the name and address of the Beneficial Owner is as follows:
Albert Friedberg
181 Bay Street, Suite 250 Toronto, Ontario M5J 2T3

5.	if signing as an agent for a principal and not deemed to be purchasing as a principal (as defined on the next page), the name and residential address of such principal is as follows:

Subscriber’s Information and Signature			Certificate Delivery Instructions
(if different from the name and address given in the box to the left)

FCMI Parent Co.			Name of Contact:
(Name of Subscriber)			Account # (if applicable):
Delivery Address:
/s/ Dan Scheiner
(Signature of Subscriber or Authorized Signatory)			Telephone Number:
E-mail Address:
Dan Scheiner, V.P.
(Name and Title of Authorized Signatory, if applicable)			Certificate Registration Instructions
(if different from the name and address given in the box to the left)
Residential Address: 181 Bay Street, Suite 250
Toronto Ontario M5J 2T3			Name:
Account # (if applicable):
Telephone Number: 416 350 2924			Registration Address:
E-mail Address: Dscheiner@friedberg.ca

ACCEPTANCE: The Issuer hereby accepts the above subscription on the terms and conditions contained in this Agreement.

SEABRIDGE GOLD INC.	October 29, 2015
Execution Date
Per:	/s/ Chris Reynolds
Authorized Signatory

DEFINITIONS:

1.	“Beneficial Owner” means the ultimate control person who holds collectively, whether directly or indirectly, securities of the Subscriber entitling such person to greater than 50% of the number of votes entitled to vote on an election of directors of the Subscriber (such level of securityholding referred to below as “Voting Control”). For this purpose securities held by every “affiliate” of a person are considered to be held indirectly by the person. Persons are “affiliates” of each other as a result of one having Voting Control over the other, whether such Voting Control is through the direct ownership of securities or indirectly through one or more other persons which are linked down through a chain of persons, each of which has Voting Control over the one below it. The person at the top of such chain of persons is the ultimate control person referred to above. For the purposes of this definition “person” includes individuals, corporations, partnerships, limited partnerships, syndicates or other unincorporated forms of organization.

2.	“deemed to be purchasing as principal” means purchasing as principal under section 2.3 of NI 45-106 by virtue of being a trust company or trust corporation described in paragraph (p) of, or by virtue of being a person described in paragraph (q) of, the definition “accredited investor” in section 1.1 of NI 45-106, and the Securities are being acquired by such principal as principal.

3.	“Insider” of an issuer, as defined in the Securities Act (Ontario), means:

(a) a director or officer of the issuer;
(b) a director or officer of a person or company that is itself an insider or subsidiary of the issuer;
(c) a person or company that has, (i) beneficial ownership of, or control or direction over, directly or indirectly, securities of a reporting issuer carrying more than 10 per cent of the voting rights attached to all the reporting issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution, or (ii) a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of a reporting issuer carrying more than 10 per cent of the voting rights attached to all the reporting issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution;
(d) the issuer itself, if it has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security or
(e) a person or company or a class of persons or companies designated as an insider in an order made under the Securities Act (Ontario).

4.	“NI 45-106” means National Instrument 45-106 of the Canadian Securities Administrators.

5.	“Registrant” means a person registered or required to be registered under the Securities Act (Ontario).

SCHEDULE A

CERTIFICATION OF U.S. PURCHASER REGARDING U.S. SECURITIES LAW MATTERS

TO:                 SEABRIDGE GOLD INC. (the “Issuer”)

RE:                 SUBSCRIPTION FOR SECURITIES OF THE ISSUER

Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule A is attached. In the event of a conflict between the terms of this certification and such Subscription Agreement, the terms of this certification shall prevail.

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule A is attached, the undersigned Subscriber covenants, represents and warrants to the Issuer that:

1.      acknowledges that the Securities are subject to resale restrictions in Canada and the United States which restrict the ability of the Subscriber to resell the Securities and that the Securities may only be traded or transferred in accordance with limited exemptions under applicable securities laws and regulatory policy until the expiry of the applicable restricted period and in compliance with the other requirements of applicable securities laws;

2.      acknowledges that the Securities have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and that the sale of the Securities by the Company to the Subscriber is being made in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) of the U.S. Securities Act and Rule 506(b) thereunder and similar applicable state securities laws;

3.      acknowledges that the Securities are “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act (“Rule 144”) and that the Securities may only be offered, sold, pledged or otherwise transferred (a) to the Company; (b) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”); (c) (i) pursuant to Rule 144 (if available) or (ii) in accordance with another available exemption from the registration requirements of the U.S. Securities Act; or (d) pursuant to an effective registration statement under the U.S. Securities Act, and, in each case, in compliance with any applicable securities laws of any state of the United States or the applicable laws of any other jurisdiction. In the case of a proposed transfer pursuant to (b) above, after the 40 day distribution compliance period (as defined in Regulation S (the “Distribution Compliance Period”)) the Subscriber shall provide a declaration in the form set forth in Appendix III, to the effect that the transfer may be effected without registration under the U.S. Securities Act, and in the case of a proposed transfer pursuant to (c) (i) or (ii) above, the Subscriber shall provide an opinion of counsel of recognized standing reasonably acceptable to the Company to the effect that the proposed transfer may be effected without registration under the U.S. Securities Act; provided that, if the Rule 144 Certificate attached hereto as Appendix II is properly completed and delivered to the Company or the Company’s U.S. legal counsel at the time of a contemplated sale pursuant to (c)(i), along with a copy of the applicable certificate representing the security, then, if all of the necessary conditions of Rule 144 have been satisfied by the Company and/or Subscriber, as applicable, the Company’s U.S. legal counsel will arrange for the above referenced legal opinion confirming that the proposed transfer may be effected without registration under the U.S. Securities Act and that the legend can be removed to be promptly issued to the Company’s transfer agent at the Company’s expense;

4.      acknowledges that the certificates representing the Securities and any certificates issued in exchange for or in substitution thereof will bear legends substantially in the following form until the legends are no longer required under the U.S. Securities Act:

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF SEABRIDGE GOLD INC. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR THE APPLICABLE LAWS OF ANY OTHER JURISDICTION, AFTER IN THE CASE OF TRANSFERS UNDER CLAUSES (B) IF THE TRANSFER AGENT REQUESTS; (C) OR (D), THE HOLDER HAS FURNISHED TO THE COMPANY AND THE TRANSFER AGENT LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.

provided that if the Securities are being sold under Rule 904 of Regulation S under clause 4(B) above, the legend may be removed after the 40 day Distribution Compliance Period by providing the declaration attached hereto as Appendix III to the transfer agent for the Securities.

provided further that if any Securities are being sold under Rule 144, the legend may be removed by delivering to the Company or the Company’s U.S. legal counsel a properly completed Rule 144 Certificate attached hereto as Appendix II at the time of the contemplated sale pursuant to Rule 144, along with a copy of the applicable certificate representing the security. Upon receipt of such Rule 144 Certificate, the Company’s U.S. legal counsel will arrange for the necessary opinion of counsel to be promptly issued to the Company’s transfer agent at the Company’s expense, that the legend is no longer required under applicable requirements of the U.S. Securities Act;

5.      represents, warrants and certifies that the Subscriber:

(a)	is a U.S. Person or a person in the United States, as defined in Regulation S under the U.S. Securities Act, and is a resident of, or is otherwise subject to the laws of, the jurisdiction referred to on the execution page of this Schedule A, which address is the residence or place of business of the Subscriber and was not created or used solely for the purpose of acquiring the Securities;
(b)	is acquiring the Securities for its own account, or for the account of one or more persons for whom it is exercising sole investment discretion (a “Beneficial Purchaser”), not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws.
(c)	is a “Qualified Institutional Buyer” as defined in Rule 144A under the U.S. Securities Act, by virtue of the Subscriber satisfying one or more of the indicated criterion as set out in Appendix I to this Schedule A;
(d)	has calculated the amount of securities owned or invested referred to in Appendix I in accordance with Rule 144A;

(e)	understands that if it is an investment company, the investment adviser named in Appendix I is the investment adviser to it and the person signing on behalf of the investment adviser is an executive officer of it;

(f)	acknowledges that the person signing on behalf of it is duly authorized officer or other agent of it;
(g)	has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of its investment in the Securities, is able to bear the economic risks of such investment, and has relied on its own analysis of the Company and the Securities in making its decision to invest in the Securities;
(h)	the Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities, including access to the Company’s public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction.

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(i)	acknowledges that the Company is not obligated to file and has no present intention to file with the U.S. Securities and Exchange Commission or with any state securities administrator a registration statement in respect of resales of the Securities in the United States or to U.S. Persons;
(j)	is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things, the fact that: (i) the Company is organized under the laws of Canada; (ii) some of the directors and officers of the Company are residents of countries other than the United States; and (iii) a substantial portion of the assets of the Company and said persons may be located outside the United States;
(k)	understands that an investment in the Securities may have tax consequences under applicable laws and it has been encouraged to obtain independent legal, income tax and investment advice with respect to its purchase of the Securities and accordingly, has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Schedule A and the Agreement;
(l)	acknowledges that the Securities will not be represented by certificates but will be identified by electronic book-entry and a restricted CUSIP number in reliance on the acknowledgements, representations and agreements contained herein; and

The foregoing representations, warranties, acknowledgements and covenants will be true and correct both as of the execution of this Schedule A and as of the time of the trade in respect of which this Schedule A is being provided to the Company, and such representations, warranties, acknowledgements and covenants will survive the completion of the Subscriber’s purchase of the Securities from the Company.

The foregoing representations, warranties, acknowledgements and covenants are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned as a Subscriber of the Securities and the undersigned undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the completion of the Subscriber’s purchase of the Securities from the Company.

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The Undersigned is making the representations, warranties and certifications set out in Appendix I, which is a part of this agreement.

Dated __________, 20__.

X _______________________________________________
Signature of individual (if Subscriber is an individual)

X _______________________________________________
Authorized signatory (if Subscriber is not an individual)

_________________________________________________
Name of Subscriber (please print)

_________________________________________________
Name of authorized signatory (please print)

_________________________________________________
Official capacity of authorized signatory (please print)

IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION IN APPENDIX I ON THE NEXT PAGES

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Appendix I

Qualified Institutional Buyer CERTIFICATE (UNITED STATES)

The Subscriber (and any beneficial purchaser) is a “Qualified Institutional Buyer” as defined in Rule 144A because the Subscriber (and any beneficial purchaser) either:

(check one of the following categories)

_____	(A)

is a dealer registered under Section 15 of the United States Securities Exchange Act of 1934 and, as of the end of the Subscriber’s most recent fiscal year, owned and invested on a discretionary basis an aggregate of not less than U.S. $10,000,000 in securities of issuers not affiliated with it, which securities do not include any unsold allotment to or subscription by the Subscriber as a participant in a public offering; or

_____	(B)

is an investment company registered under the United States Investment Company Act of 1940 and, as of the end of the Subscriber’s most recent fiscal year, it alone or in the aggregate with other investment companies having the same investment adviser, owned and invested on a discretionary basis an aggregate of not less than U.S. $100,000,000 in securities of issuers not affiliated with it; or

_____	(C)

is a [specify nature of entity, such as insurance company, employee benefit plan, collective or master bank trust fund, etc.] and qualified institutional buyer other than a dealer or an investment company and, as of the end of the Subscriber’s most recent fiscal year, owned and invested on a discretionary basis an aggregate of not less than U.S. $100,000,000 in securities of issuers not affiliated with it. In addition, if a bank or savings and loan association or other institution referenced in Section 3(a)(5)(A) of the United States Securities Act of 1933, it has an audited net worth of at least U.S. $25,000,000 determined in accordance with Rule 144A.

If the Subscriber is not an investment company, fill in below:

Print name of Subscriber

Signature:

Title:

If the Subscriber is an investment company, fill in below:

Print name of investment adviser As investment adviser to the Subscriber,
By:
Print Name:
Title:

NOTE: The investor should initial beside the portion of the above definition applicable to it.

All monetary references in this Appendix I are in United States Dollars.

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Appendix II

FORM OF RULE 144 CERTIFICATE

Re:	Removal of Legend under Rule 144

Ladies and Gentlemen:

In connection with the undersigned’s request to remove the restrictive legend with respect to the Securities Act of 1933, as amended (the “U.S. Securities Act”), from certificate(s) number ____________, representing _______________ of Seabridge Gold Inc. (the “Company”), registered in the name of __________________(the “Securities”), the undersigned hereby represents, warrants and certifies to the Company, its transfer agent, and its legal counsel as follows:

1.	The undersigned has beneficially owned the Securities continuously for a period of at least six months immediately prior to the date hereof;
2.	The undersigned paid the purchase price for the Securities in full at least six months prior to the date hereof;
3.	The Securities were, when issued, “restricted securities” as that term is defined in paragraph (a)(3) of Rule 144 under the U.S. Securities Act;
4.	The undersigned is aware of no facts or circumstances indicating that the undersigned is or may be deemed to be an “underwriter” (as defined in the U.S. Securities Act) of securities of the Company;
5.	The undersigned is not currently an “affiliate” (as defined in the next sentence) of the Company, has not been an “affiliate” of the Company during the 90 days preceding the date hereof, and is not acting for the account or benefit of an “affiliate” of the Company. For purposes of the preceding sentence, an “affiliate” is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, and typically includes each officer, director and greater than 10% shareholder of the Company;
6.	The undersigned does not know and has no reason to believe that the Company is not in compliance with the current public information reporting requirements contained in Rule 144(c)(1); and
7.	The undersigned represents and warrants that they will undertake a resale of the Securities in accordance with the requirements of Rule 144 and that if the undersigned is notified that the Company is no longer in compliance with the current public information reporting requirements contained in Rule 144(c)(1) the undersigned will cease all sales of the Securities until further notified that the Company is in compliance.

The foregoing representations, warranties and certifications are true and correct as of the date hereof and are made by the undersigned with the express intent that the Company and its legal counsel may rely upon them in connection with the removal of the restrictive legend from the certificates representing the Securities pursuant to Rule 144(b)(1)(i) of the U.S. Securities Act.

Dated as of _____________________, 2015	Very truly yours,

By:
Name:
Title:

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Appendix III

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:                SEABRIDGE GOLD INC. (the “Issuer”)

RE:                Removal of Legend under Rule 904 of Regulation S

The undersigned (a) acknowledges that the sale of the securities of Seabridge Gold Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) the undersigned is not an “affiliate” (as that term is defined under the U.S. Securities Act) of the Company, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the undersigned and any person acting on its behalf reasonably believed that the buyer was outside the United States or (B) the transaction was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or another designated offshore securities market and neither the undersigned nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the undersigned does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: _____________________________________
Name of Seller

By:
Name:
Title:

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SCHEDULE B

CERTIFICATION OF NON-U.S. PURCHASER REGARDING U.S. SECURITIES LAW MATTERS

TO:                SEABRIDGE GOLD INC. (the “Issuer”)

RE:                SUBSCRIPTION FOR SECURITIES OF THE ISSUER

Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule B is attached. In the event of a conflict between the terms of this certification and such Subscription Agreement, the terms of this certification shall prevail.

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule B is attached, the undersigned Subscriber:

(1)	acknowledges that the Securities are subject to resale restrictions in Canada and the United States which restrict the ability of the Subscriber to resell the Securities and that the Securities may only be traded or transferred in accordance with limited exemptions under applicable securities laws and regulatory policy until the expiry of the applicable restricted period and in compliance with the other requirements of applicable securities laws.
(2)	acknowledges that the Securities have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States;
(3)	acknowledges that the offer, sale, pledge or other transfer of the Securities in the United States may be subject to restrictions under the U.S. Securities Act and/or the Securities are “restricted Securities” within the meaning of Rule 144 under the U.S. Securities Act (“Rule 144”), the Securities may only be offered, sold, pledged or otherwise transferred (a) to the Company; (b) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act; (c) (i) pursuant to Rule 144 (if available) or (ii) in accordance with another available exemption from the registration requirements of the U.S. Securities Act; or (d) pursuant to an effective registration statement under the U.S. Securities Act, and, in each case, in compliance with any applicable securities laws of any state of the United States or the applicable laws of any other jurisdiction. In the case of a proposed transfer pursuant to (b) above after the 40 day distribution compliance period as defined in Regulation S under the U.S. Securities Act (the “Distribution Compliance Period”), the Subscriber shall provide a declaration in substantially such form as set forth in paragraph 5, to the effect that the transfer may be effected without registration under the U.S. Securities Act, and in the case of a proposed transfer pursuant to (c) (i) or (ii) above, the Subscriber shall provide an opinion of counsel of recognized standing reasonably acceptable to the Company to the effect that, or such certificates or other evidence as the Company and transfer agent may reasonably require to determine that, the proposed transfer may be effected without registration under the U.S. Securities Act; provided that, if the Rule 144 Certificate attached hereto as Appendix I is properly completed and delivered to the Company or the Company’s U.S. legal counsel at the time of a contemplated sale pursuant to (c)(i), along with a copy of the applicable certificate representing the security, then, if all of the necessary conditions of Rule 144 have been satisfied by the Company and/or Subscriber, as applicable, the Company’s U.S. legal counsel will arrange for the necessary legal opinion confirming that the proposed transfer may be effected without registration under the U.S. Securities Act and that the legend can be removed to be promptly issued to the Company’s transfer agent at the Company’s expense;
(4)	acknowledges that the certificates representing the Securities and any certificates issued in exchange for or in substitution thereof will bear legends substantially in the following form until the legends are no longer required under the U.S. Securities Act:

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“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF SEABRIDGE GOLD INC. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR THE APPLICABLE LAWS OF ANY OTHER JURISDICTION, AFTER IN THE CASE OF TRANSFERS UNDER CLAUSES (B) (IF THE TRANSFER AGENT REQUESTS), (C) OR (D), THE HOLDER HAS FURNISHED TO THE COMPANY AND THE TRANSFER AGENT LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. “

“THE HOLDER HEREOF AGREES THAT IT WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITIES REPRESENTED HEREBY EXCEPT AS PERMITTED BY THE U.S. SECURITIES ACT.

“THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided that if the Securities are being sold Rule 904 of Regulation S under clause 4(B) above, the legend may be removed after the 40 day Distribution Compliance Period by providing the declaration attached hereto as Appendix II to the transfer agent for the Securities.

(5)	represents, warrants and certifies that the Subscriber:
(a)	is not a “U.S. Person” (as that term is defined in Regulation S under the U.S. Securities Act), and is not purchasing the Securities for the account of or benefit of a U.S. Person;
(b)	is purchasing the Securities in an “offshore transaction” (as that term is defined in Regulation S under the U.S. Securities Act);
(c)	is purchasing the Securities for its own account and not with a view to any resale, distribution or other disposition of the Securities in violation of U.S. federal or state securities laws;
(d)	acknowledges that it has not purchased the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities;
(e)	(has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of its investment in the Securities, is able to bear the economic risks of such investment, and has relied on its own analysis of the Company and the Securities in making its decision to invest in the Securities;

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(f)	has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities, including access to the Company’s public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction;
(g)	warrants that this transaction and all transactions and activities contemplated hereunder are not part of a scheme by Subscriber to avoid the registration requirement of the U.S Securities Act;
(h)	acknowledges that the Company is not obligated to file and has no present intention to file with the U.S. Securities and Exchange Commission or with any state securities administrator a registration statement in respect of resales of the Securities in the United States;
(i)	is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things, the fact that: (i) the Company is organized under the laws of Canada; (ii) some of the directors and officers of the Company are residents of countries other than the United States; and (iii) a substantial portion of the assets of the Company and said persons may be located outside the United States;
(j)	understands that an investment in the Securities may have tax consequences under applicable laws and it has been encouraged to obtain independent legal, income tax and investment advice with respect to its purchase of the Securities and accordingly, has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Certification and the Subscription Agreement; and
(6)	consents to the Company making a notation in its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth herein.

The foregoing representations, warranties, acknowledgements and covenants will be true and correct both as of the execution of this Schedule B and as of the time of the trade in respect of which this Representation Letter is being provided to the Seller, and such representations, warranties, acknowledgements and covenants will survive the completion of the Buyer’s purchase of the Securities from the Seller.

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The foregoing representations, warranties, acknowledgements and covenants are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned as a buyer of the Securities and the undersigned undertakes to promptly notify the Company of any change in any statement or other information relating to the Buyer set forth herein which takes place prior to the completion of the Buyer’s purchase of the Securities from the Company.

Dated: October 30, 2015.

X
Signature of individual (if Subscriber is an individual)

X /s/ Dan Scheiner
Authorized signatory (if Subscriber is not an individual)

FCMI Parent Co.
Name of Subscriber (please print)

Dan Scheiner
Name of authorized signatory (please print)

Vice President .
Official capacity of authorized signatory (please print)

IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION IN APPENDIX I ON THE NEXT PAGES

Appendix I
FORM OF RULE 144 CERTIFICATE

Re:	Removal of Legend and Sale under Rule 144

Ladies and Gentlemen:

In connection with the undersigned’s request to remove the restrictive legend with respect to the Securities Act of 1933, as amended (the “U.S. Securities Act”), from certificate(s) number ____________, representing _______________ of Seabridge Gold Inc. (the “Company”), registered in the name of __________________ (the “Securities”), the undersigned hereby represents, warrants and certifies to the Company, its transfer agent, and its legal counsel as follows:

1.	The undersigned has beneficially owned the Securities continuously for a period of at least six months immediately prior to the date hereof;
2.	The undersigned paid the purchase price for the Securities in full at least six months prior to the date hereof;
3.	The Securities were, when issued, “restricted Securities” as that term is defined in paragraph (a)(3) of Rule 144 under the U.S. Securities Act and/or constitute securities held by an “affiliate” (as defined in paragraph 5, below) of the Company;
4.	The undersigned is aware of no facts or circumstances indicating that the undersigned is or may be deemed to be an “underwriter” (as defined in the U.S. Securities Act) of Securities of the Company;
5.	Either (i) the undersigned is not currently an “affiliate” (as defined in the next sentence) of the Company, has not been an “affiliate” of the Company during the 90 days preceding the date hereof, and is not acting for the account or benefit of an “affiliate” of the Company, or (ii) the undersigned is an “affiliate” of the Company and agrees that, as used in paragraph 7 of this Certificate, “the requirements of Rule 144” shall include satisfaction of the applicable conditions referred to in paragraph (b)(2) of Rule 144. For purposes of the preceding sentence, an “affiliate” is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, and typically includes each officer, director and greater than 10% shareholder of the Company;
6.	The undersigned does not know and has no reason to believe that the Company is not in compliance with the current public information reporting requirements contained in Rule 144(c)(1); and
7.	The undersigned represents and warrants that they will undertake a resale of the Securities in accordance with the requirements of Rule 144 and that if the undersigned is notified that the Company is no longer in compliance with the current public information reporting requirements contained in Rule 144(c)(1) the undersigned will cease all sales of the Securities until further notified that the Company is in compliance.

The foregoing representations, warranties and certifications are true and correct as of the date hereof and are made by the undersigned with the express intent that the Company and its legal counsel may rely upon them in connection with the removal of the restrictive legend from the certificates representing the Securities pursuant to Rule 144(b)(1)(i) of the U.S. Securities Act.

Dated as of __________, 20__
Very truly yours,

By:
Name:
Title:

Appendix II

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:                 SEABRIDGE GOLD INC. (the “Issuer”)

RE:                 Removal of Legend under Rule 904 of Regulation S

The undersigned (a) acknowledges that the sale of the securities of Seabridge Gold Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) the undersigned is not an “affiliate” (as that term is defined under the U.S. Securities Act) of the Company, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the undersigned and any person acting on its behalf reasonably believed that the buyer was outside the United States or (B) the transaction was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or another designated offshore securities market and neither the undersigned nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the undersigned does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ________________________________
Name of Seller

By:
Name:
Title:

SCHEDULE C

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SECURITIES

The Subscriber hereby unconditionally and irrevocably subscribes for and agrees to purchase the Securities described on page 1 upon and subject to the following terms and conditions:

1.	The Private Placement. The Subscriber acknowledges that the Subscriber’s Securities will be issued in connection with a private placement offering of Securities (the “Private Placement”).
2.	Conditions and Closing. This Agreement shall be subject to acceptance by the Issuer and any required approval by the stock exchange(s) or regulatory authority(ies) having jurisdiction with respect to the Issuer (collectively, the “Regulatory Authorities”), and the satisfaction or waiver of the other conditions set forth herein. The issue of the Securities in exchange for the Purchase Price (the “Closing”) will occur on a date (the “Closing Date”) after the Issuer has received all required approvals from the Regulatory Authorities agreed to between the Issuer and the Subscriber but in any case on or before October 30, 2015. For avoidance of doubt, “required approvals from the Regulatory Authorities” include, without limitation, approval of the listing of the Securities on the Toronto Stock Exchange (the “TSX”) and the New York Stock Exchange (the “NYSE”), subject to official notice of issuance. On or before the Closing Date, the Subscriber must deliver payment in full for the Purchase Price by certified cheque, bank draft or by wire transfer using the instructions provided on the cover page to this Subscription Agreement.
3.	Termination by Subscriber. If the Closing Date does not occur by 4:00 p.m. (Toronto Time) on the date that is 45 days after the date the Subscriber delivers this Agreement and the Purchase Price to the Issuer in accordance herewith, the Subscriber may give fifteen (15) days’ written notice to the Issuer of its intention to terminate this Agreement. If the Closing Date does not occur within fifteen (15) days of the date of receipt by the Issuer of such notice, then this Agreement shall terminate and the entire Purchase Price or any part thereof advanced to the Issuer hereunder shall be repaid forthwith to the Subscriber without interest or deduction.
4.	Representations and Warranties of the Issuer. By accepting this offer, the Issuer represents and warrants to the Subscriber that, as of the date hereof and as of the Closing Date:
(a)	the Issuer has been duly incorporated and is validly subsisting and in good standing under the laws of its jurisdiction of incorporation, continuation or amalgamation;
(b)	the Issuer is and will be at the Closing Date a reporting issuer (within the meaning of applicable securities laws) in British Columbia, Alberta and Ontario (collectively, the “Canadian Reporting Jurisdictions”) and is subject to the periodic reporting requirements of the United States Securities Exchange Act of 1934, as amended (the U.S. Exchange Act”), in the United States (together with the Canadian Reporting Jurisdictions, the “Reporting Jurisdictions”). This Issuer has timely filed all notices, reports and other documents required to be filed by each of the Reporting Jurisdictions and is not in default in any material respect of any of the requirements of the applicable securities laws of any of the Reporting Jurisdictions;
(c)	the common shares of the Issuer are listed and posted for trading on the TSX and the NYSE and the Securities to be issued in the Private Placement have been conditionally approved for listing on the TSX and the NYSE (or will have been approved for listing on each such stock exchange on or before the Closing Date), subject to official notice of the issuance together with the filing of the documents required to be filed under the terms of such approvals for listing;
(d)	the authorized capital of the Issuer consists of an unlimited number of Common shares without par value and an unlimited number of Preferred shares, issuable in series, of which 50,275,126 Common Shares and no Preferred shares were issued and outstanding as of the close of business on October 7, 2015. All of the issued and outstanding Common shares are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with applicable laws;

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(e)	none of the documents previously published or filed by the Issuer with the securities commissions in the Reporting Jurisdictions (the “Continuous Disclosure Materials”) contain, as of the date of the statements in the Continuous Disclosure Materials, an untrue statement of material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made. All Continuous Disclosure Materials were prepared in accordance with and comply in all material respects with applicable securities laws of the Reporting Jurisdictions and the Issuer is not in material default of its filings under, nor has it failed to file or publish any document required to be filed or published under applicable securities laws of the Reporting Jurisdictions;
(f)	all of the outstanding shares of the Issuer’s subsidiaries are legally and beneficially owned by the Issuer, free and clear of all liens, charges and encumbrances of any kind whatsoever;
(g)	each of the Issuer and its subsidiaries has the requisite corporate power and capacity to own the assets owned by it and to carry on the business carried on by it, and each of the Issuer and its subsidiaries holds all material licenses and permits that are required for carrying on its business in the manner in which such business has been carried on and is duly qualified to carry on business in all jurisdictions in which it carries on business;
(h)	no advertisement of the securities offered hereby or of any of the securities of the Issuer has been made or is being made in relation to or in conjunction with the distribution pursuant to the Offering;
(i)	no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of the Securities has been issued and remains outstanding against the Issuer and, to the best of the Issuer’s knowledge, no investigations or proceedings for such purposes are pending or have been threatened;
(j)	this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Issuer and, upon acceptance by the Issuer, this Agreement will constitute a valid obligation of the Issuer legally binding upon it and enforceable in accordance with its terms subject to such limitations and prohibitions in applicable laws relating to bankruptcy, insolvency, liquidation, moratorium, reorganization, arrangement or winding-up and other laws, rules and regulations of general application affecting the rights, powers, privileges, remedies and interests of creditors generally; and
(k)	the sale and issuance of the Securities, and the delivery of the certificates representing them, will have been approved by all requisite corporate action on or before the Closing Date and, upon issue and delivery at the closing, the Securities will be validly issued, fully paid and non-assessable.
5.	Risks of Private Placement. The Subscriber acknowledges that:
(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(b)	there is no government or other insurance covering the Securities;
(c)	there are risks associated with the purchase of the Securities;
(d)	there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; and
(e)	the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under applicable securities laws and, as a consequence of acquiring the Securities pursuant to these exemptions, certain protections, rights and remedies provided by the Securities Act (Ontario) (the “Act”), including statutory rights of rescission or damages, will not be available to the Subscriber.
6.	Purchasing as Principal. The Subscriber represents and warrants that the Securities are not being purchased with a view to resale or distribution in contravention of applicable securities laws or as part of a series of transactions involving further purchases and sales of the Securities and:

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(a)	the Securities are being purchased by the Subscriber as principal for its own account and not for the benefit of any other person; or
(b)	the Securities are being purchased by the Subscriber as agent for the principal disclosed on page 1 of this Agreement, the Securities are being acquired by such principal as principal, the Subscriber is the principal’s agent with proper authority to execute all documents in connection with this purchase on behalf of such principal and the representations, warranties, acknowledgments and covenants of the Subscriber herein (including any Schedules hereto), excluding this paragraph (b), are also hereby given with respect to such principal, except that representations with respect to the Subscriber’s residential address are deemed to be references to the disclosed address of the disclosed principal on page 1 of this Agreement.
7.	Capacity, Authority and Compliance. The Subscriber represents and warrants that:
(a)	if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation, has the necessary corporate capacity and authority to enter into and to observe and perform its covenants and obligations under this Agreement and has taken all necessary corporate action in respect thereof; or
(b)	if the Subscriber is a partnership, syndicate or other unincorporated form of organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and perform its covenants and obligations hereunder and has obtained all necessary approvals thereof, and the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any terms or provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound.

8.	Binding and Enforceable. The Subscriber represents and warrants that this Agreement has been validly executed by the Subscriber and, upon acceptance by the Issuer of this Agreement, this Agreement will constitute a legal, valid and binding contract of the Subscriber, enforceable against the Subscriber in accordance with its terms.
9.	No Offering Memorandum or Advertising. The Subscriber acknowledges that the Subscriber has not been furnished with, nor does it need to receive, an offering memorandum or other document prepared by the Issuer describing its business or affairs, in order to assist it in making an investment decision in respect of the Securities, and, except for this Agreement, no other documents have been delivered or otherwise furnished to the Subscriber in connection with such offering and sale. The Subscriber represents and warrants that the Subscriber did not become aware of the offering and sale of the Securities as a result of, nor has it seen, any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising. The Subscriber further acknowledges that no person has represented that such person or another person will resell or repurchase any of the Subscriber’s Securities or refund all or any of the purchase price of such securities, and that no person has given an undertaking relating to the future value or price of any such securities.
10.	Knowledge and Experience. The Subscriber represents and warrants that the Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder and is able to bear the economic risk of loss of such investment.
11.	Effect on Control of the Issuer. The Subscriber represents and warrants that the Subscriber and its affiliates beneficially own or control, or share control of, directly or indirectly, 8,233,181 Common shares of the Issuer (excluding the Common Shares to be purchased in the Private Placement) and do not act jointly or in concert by virtue of an agreement, arrangement, commitment or understanding with any other persons.
12.	Residence. The Subscriber represents and warrants that the Subscriber is a resident of, or if not an individual, has a head office or is otherwise subject to the laws of, the jurisdiction disclosed under “Subscriber’s Information and Signature” on page 1 of this Agreement, and that such address is the residence of the Subscriber or the place of business of the Subscriber at which the Subscriber received and accepted the offer to acquire the Securities and was not created or used solely for the purpose of acquiring the Securities.

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13.	Canadian Exemptions. The Subscriber represents and warrants that it is not an individual and is acquiring Securities with an aggregate Purchase Price of Cdn$150,000 or more and that such statements will be true and accurate on the Closing Date.
14.	U.S. Resale Restrictions and Legend. Subscribers acknowledge that any certificates representing the Subscriber’s Securities will be endorsed with the legends contemplated by the Certification of U.S. Purchaser Regarding U.S. Securities Law Matters attached hereto as Schedule A or the Certification of Non-U.S. Purchaser Regarding U.S. Securities Law Matters attached hereto as Schedule B, as applicable.
15.	Subscribers Resident in Other Jurisdictions. If the Subscriber is not a resident of Canada or the United States, the Subscriber represents and warrants to the Issuer that the Subscriber:
(a)	is knowledgeable of, or has been independently advised as to, the applicable securities laws of its jurisdiction of residence that would apply to this subscription, if there are any;
(b)	is purchasing the Securities pursuant to exemptions from any substantive or procedural requirements under the applicable securities laws of the Subscriber’s jurisdiction of residence or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the Subscriber’s jurisdiction of residence without the need to comply with any substantive or procedural requirements of any kind whatsoever in the Subscriber’s jurisdiction of residence; and
(c)	will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the Subscriber’s jurisdiction of residence which will confirm the matters referred to in subparagraph (b) above to the satisfaction of the Issuer, acting reasonably.
16.	Resale Restrictions and Legends. The Subscriber understands and acknowledges that the Securities will be subject to certain resale and transfer restrictions under applicable securities laws and stock exchange policies. The Subscriber acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale and transfer restrictions, that it is solely responsible for complying with such restrictions and the Subscriber covenants and agrees to comply with all other applicable resale and transfer restrictions. The Subscriber acknowledges and agrees that the Issuer will be required to put the following legends on any certificates representing the Securities an issued within four months after the Closing Date:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE.]”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”) AND THE NYSE (“NYSE”); HOWEVER THE SAID SECURITIES CANNOT BE FREELY TRADED THROUGH THE FACILITIES OF THE TSX OR THE NYSE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX AND MAY NOT BE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE NYSE.”;

17.	Insider Requirements. The Subscriber acknowledges that it is bound by the provisions of applicable securities laws which impose obligations on a person who becomes an Insider (as defined on page 2 of this Agreement) of an issuer, or on a person who holds sufficient securities exercisable into voting securities of an issuer to become an Insider. The Subscriber acknowledges that under Canadian law such obligations may include, but are not necessarily limited to: the filing of insider reports on the System for Electronic Disclosure by Insiders (SEDI); the filing of early warning reports; the filing of reports of acquisitions; and the filing of a Personal Information Form or similar document with the applicable stock exchange. The Subscriber further acknowledges that it has been advised to consult its own legal advisors with respect to such obligations, and that it is solely responsible for complying with such obligations, and covenants and agrees with the Issuer that it will comply with all of such obligations, if applicable to the Subscriber, in a timely manner, whether arising at or after the closing.

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18.	Reliance on Representations and Warranties. The representations, warranties, acknowledgements and covenants of the parties in this Agreement, including all of its Schedules, will be true and correct both as of the execution of this Agreement and as of the time of the Closing, and such representations, warranties, acknowledgements and covenants will survive the completion of the Subscriber’s purchase of the Securities from the Issuer. The representations, warranties, acknowledgements and covenants of the Subscriber are made by it with the intent that they be relied upon in determining the suitability of the Subscriber as a buyer of the Securities and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the completion of the Issuer’s purchase of the Securities from the Issuer.
19.	Indemnity. The Subscriber agrees to indemnify and hold harmless the Issuer and its directors, officers, employees, agents, and advisers from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any material breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Issuer in connection herewith.
20.	Acceptance by Issuer. The Issuer’s acceptance of the subscription herein shall be indicated by executing and delivering to the Subscriber a copy of this Agreement, and shall be effective as of the date therein specified.
21.	Costs. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any legal counsel retained by the Subscriber) relating to the sale of the Securities to the Subscriber shall be borne by the Subscriber.
22.	Governing Law and Attornment. This Agreement and all related agreements between the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario, without reference to its rules governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario, sitting in the city of Toronto, with respect to any dispute to or arising out of this Agreement.
23.	Further Assurances. The Subscriber and the Issuer agree to execute and deliver all such further documents and assurances, and do and cause to be done all such further acts and things as may be necessary or desirable to carry out the true intent of this Agreement and, in the case of the Subscriber, as may be reasonably requested by the Issuer in connection with applicable securities laws and the requirements of regulatory or governmental bodies including applicable stock exchanges.

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24.	Consent to the Disclosure of Information. This Agreement and the attachments hereto require the Subscriber to provide certain personal information to the Issuer. Such information is being collected by the Issuer for the purposes of completing the Private Placement of the Securities and the issuance (and the issuance of any underlying shares), which includes, without limitation, determining the Subscriber’s eligibility to purchase the Subscriber’s Securities under applicable securities legislation, preparing and registering any certificates representing the Subscriber’s Securities to be issued to the Subscriber, completing filings required by the TSX, the NYSE or other Regulatory Authorities, indirect collection of information by the TSX, the NYSE or other Regulatory Authorities under authority granted in applicable securities legislation and the administration and enforcement of the applicable securities legislation by the Regulatory Authorities. The Subscriber acknowledges that the Subscriber’s personal information including the Subscriber’s full name, residential address, telephone number and other details of its subscription hereunder will be disclosed by the Issuer to: (a) the Exchange and other Regulatory Authorities; (b) the Issuer’s registrar and transfer agent; and (c) any of the other parties involved in the Private Placement, including legal counsel to the Issuer; and may be disclosed by the Issuer to: (d) the Canada Revenue Agency; and (e) any other person to whom it is required to disclose such information under applicable legislation or authority. By executing this Agreement, the Subscriber consents to and authorizes the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to and authorizes the filing of copies or originals of any of this Agreement (including attachments) below as may be required to be filed with the Exchange or other Regulatory Authorities in connection with the transactions contemplated hereby. In addition, the Subscriber consents to and authorizes the collection, use and disclosure of all such personal information by the Exchange and other Regulatory Authorities in accordance with their requirements, including the provision to third party service providers, from time to time. The contact information for the officer of the Issuer who can answer questions about this collection of information is set out on the instructions page of this Agreement. For Subscribers with questions about the collection of Personal Information by the Ontario Securities Commission, please contact the Administrative Support Clerk, Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, Tel: (416) 593-3684.
25.	Proceeds of Crime. The Subscriber represents and warrants that no portion of the Purchase Price to be advanced by the Subscriber to the Issuer hereunder will represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of the knowledge of the Subscriber: (i) no portion of the Purchase Price to be provided by the Subscriber (A) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States or any other jurisdiction, or (B) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith.

The funds representing the purchase price for the Securities which will be advanced by the undersigned to the Issuer will not and do not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Issuer may in the future be required by law to disclose the undersigned’s name and other information relating to the undersigned’s subscription for Securities, on a confidential basis, pursuant to the PATRIOT Act.  No portion of the purchase price to be provided by the undersigned: (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction; or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and the undersigned shall promptly notify the Issuer if the undersigned discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

26.	Notice. Documents will be considered to have been delivered (i) on the date of transmission, if delivered by fax, (ii) the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or (iii) five business days after the date of mailing, if delivered by mail, to the Issuer at the address set forth on the instructions page hereof and to the Subscriber at the residential address of the Subscriber set forth on page 1 of this Agreement.
27.	Entire Agreement. This Agreement constitutes the entire agreement between the parties in respect of the subject matter hereof and supersedes any and all prior agreements, representations, warranties or covenants, express or implied, written or verbal, except as may be expressed herein.
28.	Currency. All references to currency herein are to lawful money of Canada.
29.	Survival of Terms. All representations, warranties, agreements and covenants made or deemed to be made by the Issuer and the Subscriber herein will survive the execution and delivery, and acceptance, of this offer and the closing of the issue of the Securities contemplated hereby.

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30.	Instrument in Writing. Subject to the terms hereof, neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.
31.	Enurement. This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators and successors but otherwise cannot be assigned.
32.	Counterparts. This Agreement may be executed in any number of counterparts, each of which when delivered, in original or facsimile or other electronic form, shall be deemed to be an original and all of which together shall constitute one and the same document. If less than a complete copy of this Agreement is delivered to the Issuer by the Subscriber (other than the execution pages of this Agreement required to be executed by the Subscriber), the Issuer and its advisers are entitled to assume, and the Subscriber shall be deemed to have represented and warranted to the Issuer, that the Subscriber accepts and agrees to all of the terms and conditions of the pages of this Agreement that are not delivered, without any alteration.
33.	Language. The parties hereto confirm their express wish that this Agreement and all documents and agreements directly or indirectly relating hereto be drawn up in the English language. Les parties reconnaissent leur volonté expresse que la présente convention de souscription ainsi que tous les documents et contrats s’y rattachant directement ou indirectement soient rédigés en anglais.